Exhibit 10.25

EXECUTION VERSION

Certain information has been omitted from the exhibit because it is both (i) not material and (ii) of the type that the registrant customarily and actually treats as private or confidential. The omissions have been indicated by (“[***]”).

DATED 24 June 2022

(1)	Chris von Christierson

(2)	Kamberg Investments Limited

(3)	Anthony von Christierson

(4)	Peter Smedvig

(5)	Keith Liddell

(6)	S Jane Liddell

(7)	Charles Liddell

(8)	Natasha Liddell

(9)	Simon Liddell

(10)	Varna Holdings Limited

(11)	Rupert Pennant-Rea

(12)	Christopher Showalter

(13)	Michael Adams

(14)	Lisa Smith

(15)	Christopher Medway

(16)	Duncan Bullivant

(17)	Saccawa Investments Limited

(18)	The Zients Children’s Trust

(19)	Nick von Christierson

(20)	Nadia von Christierson

(21)	Poer Poer Limited

(22)	Pochote Investments Limited

(23)	Inkaba Holdings Limited

(24)	Katsura Investments Limited

(25)	BHP Billiton (UK) DDS Limited

(26)	Lifezone Holdings Limited

SHAREHOLDERS AGREEMENT

amongst the shareholders of

LIFEZONE HOLDINGS LIMITED

THIS AGREEMENT is made this 24th day of June 2022

AMONGST:

(1)	Chris I. von Christierson, of [***] (“CVC”), an Investor;

(2)	Kamberg Investments Limited, a company registered in the British Virgin Islands (company registration no. 299232) and with its administrative address at Chemin de Trois- Portes 11, 2000 Neuchatel, Switzerland (“KT”), an Investor;

(3)	Anthony von Christierson, of [***] (“AVC”), an Investor;

(4)	Peter T. Smedvig, of [***] (“PS”), an Investor;

(5)	Keith Liddell, of [***] (“KL”), an Investor;

(6)	Shelagh Jane Liddell of [***] (“JL”), an Investor;

(7)	Charles Liddell, of [***] (“CL”), an Investor;

(8)	Natasha Liddell, of [***] (“NL”), an Investor;

(9)	Simon Liddell, of [***] (“SL”), an Investor;

(10)	Varna Holdings Limited, a company registered in the British Virgin Islands (company registration no. 59063) and with its registered office at Palm Grove House PO Box 438, Road Town, Tortola, British Virgin Islands (“Varna”);

(11)	Rupert Pennant-Rea, of [***] (“RPR”), an Investor;

(12)	Christopher Showalter, of [***] (“CS”), an Investor;

(13)	Michael Adams, of [***] (“MA”), an Investor;

(14)	Lisa Smith, of [***] (“LS”), an Investor;

(15)	Christopher Medway, of [***] (“CM”), an Investor;

(16)	Duncan Bullivant of [***] (“DB”), an Investor;

(17)	Saccawa Investments Limited, a company registered in the British Virgin Islands (company registration no. 299233) and with its administrative address at Chemin de Trois- Portes 11, 2000 Neuchatel, Switzerland (“SI”), an Investor;

(18)	The Zients Children’s Trust, a trust with its administrative address at 4500 Garfield Street, NW, Washington DC, 20007, United States (“ZC”), an Investor;

(19)	Nick von Christierson, of [***] (“NiVC”), an Investor;

(20)	Nadia von Christierson, of [***] (“NaVC”), an Investor;

(21)	Poer Poer Limited, a company incorporated in accordance with the laws of the British Virgin Islands under registration number 1866092 having its registered address at Craigmuir Chambers, Road Town, Tortola, British Virgin Islands (“PP”), an Investor;

(22)	Pochote Investments Limited, a company registered in the British Virgin Islands (company registration no. 2076819) and with its administrative address at Chemin de Trois-Portes 11, 2000 Neuchatel, Switzerland (“PI”), an Investor;

(23)	Inkaba Holdings Limited, a company registered in the British Virgin Islands (company registration no. 2065650) and with its administrative address at Chemin de Trois-Portes 11, 2000 Neuchatel, Switzerland (“IH”), an Investor;

(24)	Katsura Investments Limited, a company registered in the British Virgin Islands (company registration no. 2065646) and with its administrative address at Chemin de Trois-Portes 11, 2000 Neuchatel, Switzerland (“KI”), an Investor;

(25)	BHP Billiton (UK) DDS Limited, a company incorporated in England and Wales (with registered no. 09882802) whose registered office is at Nova South, 160 Victoria Street, London, SW1E 5LB, United Kingdom, an Investor; and

(26)	Lifezone Holdings Limited a company incorporated in accordance with the laws of the Isle of Man under registration number 019856V having its registered address at Commerce House, 1 Bowring Road, Ramsey, Isle of Man, IM8 2LQ (the “Company”).

WHEREAS:

(A)	The Company will carry on business subject to the terms and conditions of this Agreement.

(B)	The Shareholders will exercise their rights in relation to the Company in accordance with the terms and conditions of this Agreement.

1	Interpretation

1.1.	In this Agreement, unless the context otherwise requires the following words and expressions shall have the following meanings:

Act	the Companies Act 2006, as amended from time to time

Anti-Corruption Laws	(i) for all parties the Law relating to combating bribery and corruption of Tanzania, the Foreign Corrupt Practices Act of the United States of America, the UK Bribery Act 2010, the Criminal Code Act 1995 (Cth) of Australia and/or the principles of the Organization for Economic Co-operation and Development Convention on Combating Bribery of Foreign Public Officials in International Business Transactions; and (ii) for each of the parties the Law relating to combating bribery and corruption in the countries of each such party’s place of incorporation, principal place of business, and/or place of registration as an issuer of securities, and/or in the countries of each such party’s ultimate parent company’s place of incorporation, principal place of business, and/or place of registration as an issuer of securities

BHP	BHP Billiton (UK) DDS Limited, a company incorporated in accordance with the laws of England and Wales under registration number 09882802 and with its registered address at Nova South, 160 Victoria Street, London, SW1E 5LB, United Kingdom or any person to whom such company has transferred Shares pursuant to Clause 10 or paragraph 7 of Schedule 4 (BHP Arrangements)

BHP Group	BHP Group Limited, BHP and any of their respective subsidiaries and subsidiary undertakings (from time to time)

BHP Group Limited	BHP Group Limited, a company incorporated in Australia under ABN 49 004 028 077 and whose registered office is at 171 Collins Street, Melbourne, Victoria 3000, Australia

Board	the directors of the Company for the time being

Business	the activities of the Group as specified in Clause 2

Business Day	any day other than a Saturday, Sunday or public holiday in United Kingdom

Business Plan	the business plan for the Business (including an annual budget) as approved from time to time in accordance with the provisions of this Agreement as a Reserved Matter

Connected	has the meaning set out in section 993 of the English Income Tax Act 2007

Constitution	the memorandum and articles of the Company as the same may be amended from time to time

Family Member	in relation to a Shareholder who is an individual, his spouse and/or any one or more of his children or grandchildren (including step-children)

Family Trust	in relation to a Shareholder who is an individual, a trust or settlement set up wholly for the benefit of that Shareholder and/or his Family Members

Group	the Company and its direct and indirect subsidiaries from time to time

Group Company	a member of the Group

Guarantees	all guarantees, indemnities and covenants referred to in Clause 7.2 as varied, extended or renewed

Investors	CVC, KI, AVC, PS, KL, JL, CL, NL, SL, Varna, RPR, CS, MA, LS, CM, DB, SI, ZC, NiVC, NaVC PI, IH, IL, PP and BHP

Kell Process	the hydrometallurgical treatment process developed by Keith Liddell for the efficient extraction of platinum group metals (and other) that requires significantly less energy than the current conventional matte smelting process. Further details are set out in Schedule 3 (Kell Process)

Liddell Nominee	has the meaning given in Clause 3.2.1(i)

Lifezone Limited	a company incorporated in accordance with the laws of the Isle of Man under registration number 019369V having its registered address at Commerce House, 1 Bowring Road, Ramsey, Isle of Man, IM8 2LQ

Law	all applicable legislation, statutes, directives, regulations, ordinances, decisions, licences, permits, consents, decrees, notices, instructions, policies, orders, judgments, decisions, by-laws and other applicable legislative measures or decisions, treaties, conventions and other agreements between states, or between states and supranational bodies and rules of common or civil law, in each case, having the force of law and having effect in any jurisdiction

Listing Transaction	a business combination of the Company, or any direct or indirect parent company in respect of the Company, with a Special Purpose Acquisition Company (SPAC) and/or admission to trading of all (or any part) of the issued share capital of the Company, or any such indirect or direct parent company, to any stock exchange
Option Plan	the share option plan set up by the Company to issue Shares or options over up to 18,054 Shares, to compensate directors, employees and consultants of the Company, which provide for the issuance of options or Shares, as applicable, on such terms as may be determined by the Board

Permitted Regulatory Condition	a bona fide material consent, clearance, approval or permission necessary to enable any relevant person to be able to complete a transfer of Shares under (a) its constitutional documents; (b) the rules or regulations of any stock exchange on which such person or any of its direct or indirect holding companies are quoted; or (c) the rules or regulations of any Governmental Authority in those jurisdictions where such persons or any of their affiliates, or any Group Company carries on business

Permitted Transfer	has the meaning given in Clause 10.1

Permitted Transferee	in relation to: (a) a body corporate, any parent or subsidiary undertakings of such body corporate, and any natural person who directly or indirectly owns such body corporate; (b) a natural person, that person’s Family Members over the age of 18 and the trustees of that person’s Family Trust and any body corporate that is wholly owned by such person or such trust; and (c) the trustees of a Family Trust, (i) the new or remaining trustees of the Family Trust upon any change of trustees; and (ii) any Shareholder or any of that person’s Family Members on their becoming entitled to the same under the terms of the Family Trust for the time being of a trust

Reserved Matters	the matters set out in Schedule 1 (Reserved Matters)

Restricted Person	(i) a person whose personal or business reputation or dealings are such as would make them unacceptable as a business partner to an Investor (acting reasonably and in good faith); (ii) a Sanctioned Party; or (iii) a person who is in actual or is reasonably likely to become in imminent breach of applicable Anti-Corruption Laws or Sanctions Laws

Sanctioned Party	means: (i) any person, entity or government that is designated for export controls or sanctions restrictions under any Sanctions Laws, including but not limited to, those designated on an affirmative list of sanctions targets such as the U.S. List of Specially Designated Nationals and Blocked Persons, Foreign Sanctions Evaders List, Entity List, Denied Persons List, Debarred List, Australia’s Consolidated List, the UK Consolidated List and the EU Consolidated List of Persons, Groups, and Entities Subject to EU Financial Sanctions; (ii) a government agency of, an entity owned or controlled by the government of, or entity incorporated under the laws of or a resident of a country or territory against which comprehensive sanctions are imposed, administered or enforced from time-to-time including, as of the date of this Agreement, Iran, Cuba, Syria, North Korea and the regions of Crimea, the Donetsk People’s Republic and the Luhansk People’s Republic in Ukraine; or (iii) any entity fifty per cent (50%) or more owned or any entity which is controlled, directly or indirectly, by one or more of the persons or entities in sub-paragraph (i) or (ii) of this definition;

Sanctions Laws	any sanctions, export control, or import laws, or other regulations, orders, directives, designations, licenses, or decisions relating to the trade of goods, technology, software and services which are imposed, administered or enforced from time to time by Australia, the United States, the United Kingdom, the EU, EU Member States, Switzerland, the United Nations or United Nations Security Council (including any department or office established by any of the foregoing) and also includes U.S. anti-boycott laws and regulations

Shareholder	any person who holds Shares in the capital of the Company

Shares	ordinary shares of $0.005 each in the capital of the Company having the rights and being subject to the restrictions set out in the Constitution, and, as applicable, any other share in the equity share capital of the Company from time to time

Varna Nominee	has the meaning given in Clause 3.2.1(ii)

1.2.	All references to statutory provisions or enactments shall include references to any amendment, modification or re-enactment of any such provision or enactment (whether before or after the date of this Agreement) to any previous enactment which has been replaced or amended and to any regulation or order made under such provision or enactment.

1.3.	References to documents “in the agreed form” are to documents in the form of the draft agreed on behalf of the parties and initialled on behalf of each of them for the purposes only of identification.

1.4.	References to those parties that are individuals include their respective legal personal representatives.

1.5.	Words denoting the singular include the plural and vice versa and words denoting the masculine include the feminine and neuter and vice versa.

1.6.	References to the parties, the Recitals, Clauses, paragraphs and Schedules are respectively to the parties, the Recitals, Clauses, paragraphs and Schedules of and to this Agreement.

1.7.	References to any document (including this Agreement), or to a provision in a document, shall be construed as a reference to such document or provision as amended, supplemented, modified, restated or novated from time to time.

2	The Business

2.1.	The business of the Company is as a holding company for the Group.

2.2.	The Group shall carry on the business of marketing, developing, implementing and exploiting the Kell Process in relation to the platinum group metal (and base metal) extraction industry and of exploration for and exploitation of minerals, initially in Tanzania, including through the acquisition of additional resources through merger and acquisitions transactions and such other businesses as the Shareholders may from time to time agree.

3	Management of the Company

3.1.	The Board has responsibility for the supervision and management of the Company and its business but the Board may not, and will ensure that each Group Company does not, make any decision in relation to any of the Reserved Matters without first obtaining the written approval of the holders of at least 75% of the voting rights of the Shares.

3.2.	The parties shall exercise all voting rights attached to the Shares for the time being owned or controlled by them in favour of each of the following:

3.2.1.	that the Board shall consist of at least two directors and no more than seven directors:

(i)	KL and JL will, for so long as between them they hold at least 15% of the Shares, be entitled to nominate for appointment (and removal) one director (the “Liddell Nominee”). Keith Liddell will be the initial Liddell Nominee;

(ii)	Varna and PS will, for so long as they together hold at least 15% of the Shares, be entitled to nominate for appointment (and removal) one director (the “Varna Nominee”). Chris von Christierson will be Varna and PS’s initial nominee;

(iii)	the remaining directors will be appointed and any director may be removed by a resolution approved by the holders of at least 75% of the Shares, but so that management and control of the Company shall remain outside the United Kingdom and the Republic of South Africa;

3.2.2.	a quorum of a meeting of the Board or of any committee of the Board shall be any two of the directors (or their respective alternates) who shall be present at all times either in person or by telephone provided that for so long as there is a Liddell Nominee and/or a Varna Nominee on the Board then the quorum must include each such nominee (or their respective alternates). A person who holds office only as an alternate director shall, if his appointor is not present, be counted in the quorum;

3.2.3.	at any meeting of the Board or of a duly appointed committee of the Board decisions will be made by passing resolutions, and each of the directors present or their alternates shall have one vote, provided that a resolution will only be passed if more votes are cast for it than against it;

3.2.4.	the chairman of meetings of the Board and of meetings of the Company will be as determined by ordinary resolution. The first chairman will be KL. The chairman will not have a casting vote;

3.2.5.	the Board shall meet regularly exclusively outside the United Kingdom and the Republic of South Africa and shall endeavour to meet at least twice a year. Reasonable notice of each meeting shall be given to the directors, and as soon as practicable after such meeting certified copies of all minutes and records relating thereto shall be delivered to each of the directors;

3.2.6.	no general meeting of the Company shall be held without a quorum being present at the time the meeting proceeds to business and throughout the meeting and such a quorum of members for a general meeting of the Company shall be at least two Shareholders holding a majority of the Shares (or their respective proxies or duly authorized representatives);

3.2.7.	any Shareholder may by notice to the Company require that the provisions of Clauses 3.2.2 to 3.2.6 apply mutatis mutandis to any Group Company and may require the constitutional documents of such Group Company be amended to give effect to this solely to the extent the substantive requirements of such Clauses do not already apply to such Group Company;

3.2.8.	the bankers to the Company shall be as determined by the Board and, except as otherwise determined by the Board, any two directors be authorised to operate such account; and

3.2.9.	the financial year end of the Company is 31 December.

3.3.	Subject to those staff hire decisions reserved for approval as a Reserved Matter, the Company shall recruit and employ such staff as the Board from time to time considers necessary for the proper conduct of the Business.

3.4.	To the extent that any approval of the Shareholders is required under this Agreement, such approval may be obtained without the calling of or the approval of a formal resolution at a meeting of Shareholders if such approval is not required at Law or by the Constitution of the Company to be presented for approval at a meeting of Shareholders.

4	Financing

4.1.	Save as set out in this Agreement, no Shareholder will be obliged to contribute further funds to the Group whether by way of subscription, loan, the provision of guarantees or security or otherwise.

4.2.	Where necessary and to the extent feasible, the funding of the Group may be satisfied from loans made by financial institutions or one or more Shareholders on commercial terms (which, if necessary, will include loans secured against the assets of the Group).

4.3.	If any Shareholder loans are made, interest and capital on all Shareholder loans will be repaid by the relevant Group Company pro rata to the capital amounts outstanding from time to time. To the extent that any Shareholder loan is not repaid pro rata, the Shareholder receiving any amount in excess of the amount to which it is entitled will hold such monies in trust for the other Shareholders, and will make arrangements to pay such monies to the other Shareholders, to ensure that payments are made pro rata.

5	Dividend Policy

5.1.	Unless the holders of 75% of the Shares otherwise agree, where there are profits of the Company available for distribution in a financial year of the Company, save for any provision which the Board may agree to be made for working capital or funding needs of the Business, at least [***]% of such profits shall be distributed to the Shareholders in proportion to the percentage of their respective shareholdings in the Company, and the Board shall so declare dividends accordingly.

6	Information, Accounts, Records and Standards

6.1.	The Board shall procure that proper books of account of the Company are maintained in accordance with generally accepted accounting principles in a form acceptable to the parties.

6.2.	Accounts shall be prepared by the Company containing details of all profits and losses made, business undertaken and cash flows arising and assets and liabilities at the end of each financial year. Such accounts shall be made available to the Shareholders within 60 days after the end of each year.

6.3.	The Company will prepare and deliver to each Shareholder:

6.3.1.	within four months of the end of each financial year, annual consolidated financial statements in respect of the Group prepared in accordance with International Accounting Standards;

6.3.2.	within 30 days of the end of each calendar quarter, unaudited management accounts of the Company and each operational Group Company for such quarter in a form reasonably satisfactory to the Shareholders;

6.3.3.	quarterly business reports comprising updates in respect of existing and new projects that adopt (or are reasonably expected to adopt) the Kell Process; and

6.3.4.	any other information in respect of the Company or member of its Group (as applicable) reasonably requested by any Shareholder.

6.4.	The Company shall and shall procure that each member of the Group, to the extent permitted by applicable Law and subject to reasonable procedures as may be imposed by the Company, allow any Shareholder and its agents, upon reasonable notice, reasonable access to, and to take copies of, the books, records and documents of or relating in whole or in part to the Group, provided that the obligations of the Company under this Clause 6.4 shall not extend to allowing access to information: (i) which is information relating to the Group if such information cannot be shared without breaching applicable Law or duties of confidentiality owed by any member of the Group to a third party; (ii) is privileged information and the sharing of such information would be reasonably likely to lead to a loss of legal advice privilege or litigation privilege; or (iii) to a Shareholder where there has been a bona fide conflict of interest in respect of any representative of that Shareholder that is a director or an observer in respect of information being requested by that Shareholder.

7	Guarantees given by the Shareholders

7.1.	No Shareholder will be obliged to provide any guarantee, indemnity or covenant on behalf of any Group Company. As at the date of this Agreement, there are no Guarantees given by any Shareholder.

7.2.	The aggregate amount of any liability, including any legal and other costs, arising under guarantees, indemnities and covenants given at any time during the term of this Agreement by the Shareholders (or any of them), whether jointly or severally, to secure the indebtedness or obligations of any Group Company for the proper purposes of the Business, as varied, extended or renewed from time to time, shall be borne by the Shareholders in proportion to the percentage of their respective shareholdings in the Company, provided that each Shareholder shall have no liability under this Clause 7.2 unless its written consent (not to be unreasonably withheld or delayed) was obtained prior to the relevant Shareholders (or any of them) entering into, granting, varying, extending and/or renewing any such Guarantees to secure the indebtedness or obligations of any Group Company for the proper purposes of the Business. In the event that a Shareholder does not give written consent to any relevant Guarantee, the aggregate amount of any liability in respect of such Guarantee shall be borne by the remaining Shareholders in proportion to the percentage of their respective shareholdings in the Company (excluding, for these purposes, any Shares held by any Shareholder who has not given consent).

7.3.	Where one of the Shareholders has made any payment or provided other consideration either:

7.3.1.	in consequence of any order made or judgment given by a Court of competent jurisdiction in any action brought to enforce any Guarantee; or

7.3.2.	in bona fide satisfaction or compromise of any demand made on the Shareholders (or any of them) under any Guarantee (including a payment into court which has been accepted);

and the amount of the payment or value of the consideration exceeds or would exceed in amount that Shareholder’s share of the sum for which the order has been made or judgment has been entered or the claim satisfied or compromised (as the case may be) as determined in the proportions referred to in Clause 7.2, the other Shareholders shall contribute, in proportion to the percentage of their respective shareholdings in the Company, an amount equal to the excess irrespective of whether or not, in the case of a bona fide settlement or compromise, it was well-founded in Law, but subject always (in the case of each shareholder) to such Shareholder’s prior written consent having been obtained in accordance with Clause 7.2. If such a judgment is varied or reversed on appeal, the Shareholders shall make such payments as will result in the amount of the final judgment and costs being shared in the proportions referred to in Clause 7.2. No payment shall be made by any Shareholder in satisfaction or compromise of any demand and no steps shall be taken to appeal against any judgment or to recover from the Company (whether by right of indemnity or subrogation or otherwise) any sum of money paid to a claimant under any of the Guarantees, without prior consultation with the other Shareholders.

7.4.	If at any time after one Shareholder recovers all or part of any sum of money or other consideration paid or provided to a claimant under any of the Guarantees, whether by right of indemnity or subrogation against the Company or by obtaining final judgment against the claimant in any action relating to any of the Guarantees or in any other way, the sum recovered (including any award for costs) shall be apportioned between the Shareholders so that the net cost is shared between them in the proportions referred to in Clause 7.2 and any payments which accordingly have to be made shall be effected as soon as is practicable.

7.5.	No Shareholder shall take or receive from the Company or any other person any security in connection with the Guarantees without the prior written consent of the other Shareholders. Any security taken or received (or any sum of money received in respect of it) shall be held by the relevant Shareholder as trustee for all Shareholders so that they shall share the benefit of it in the agreed proportions.

7.6.	Each Shareholder shall, upon request from time to time by any other Shareholder, provide such evidence as may be reasonably required to establish that it has sufficient financial resources to meet its due proportion of any actual or contingent liability under the Guarantees or under the provisions of this Clause 7.

8	Transfer of Shares

8.1.	Subject to Clauses 8.2, 9 and 36.3 and Schedule 4 (BHP Arrangements), no Shareholder shall sell or transfer its Shares to any proposed transferee unless such proposed transferee first undertakes, by execution of a deed of adherence substantially in the form attached as Schedule 2 (Deed of Adherence), to be bound by all of the relevant terms and conditions of this Agreement which apply to such Shareholder. The provisions of this Clause 8 shall not apply if the transferee acquires all of the issued Shares or if such transferee is already bound by all of the relevant terms and conditions of this Agreement.

8.2.	Notwithstanding Clause 8.1, no Shareholder shall sell or transfer their Shares (whether in whole or in part) to any Restricted Person.

9	Prohibited transfers

9.1.	No Shareholder will, nor will any Shareholder be entitled to (a) transfer or sell any Share unless concurrently therewith it transfers to the same transferee the same proportion of its shareholder loans, if any; and (b) (to the extent applicable) transfer any part of any of its shareholder loans unless concurrently therewith it transfers to the same transferee the same proportion of its Shares.

9.2.	Subject to Clause 36.3 and Schedule 4 (BHP Arrangements), any person who holds, or becomes entitled to, any Share shall not effect a transfer of such Shares except a transfer in accordance with Clause 10, Clause 12, Clause 13 or Clause 14, and provided further that no transfer of Shares may be made to any Restricted Person under any circumstances (regardless of whether such transfer would otherwise comply with Clause 10, Clause 12, Clause 13 or Clause 14).

9.3.	The reference in this Clause 9 to the transfer of a Share shall mean the transfer of either or both of the legal and beneficial ownership in such Share and/or the grant of an option to acquire either or both of the legal and beneficial ownership in such Share and the following shall be deemed (but without limitation) to be a transfer of a Share:

9.3.1.	any direction (by way of renunciation or otherwise) by a Shareholder entitled to an allotment or issue or extension of any Share that such Share be allotted or issued or extended to some person other than himself;

9.3.2.	any sale or other disposition of any legal or equitable interest in a Share (including any voting right attached thereto) and whether or not by the registered holder thereof and whether or not for consideration or otherwise and whether or not effected by an instrument in writing; and

9.3.3.	any grant of a legal or equitable mortgage, encumbrance or charge over any Share,

but shall exclude the charge over the Shares held by PP for the benefit of Richard Menell.

9.4.	For the purpose of ensuring compliance with this Clause 9, the Company may require any Shareholder to procure that (i) he/she/it or (ii) such other person as is reasonably believed to have information and/or evidence relevant to such purpose provides to the Company any information and/or evidence relevant to such purpose and failing such information and/or evidence being provided the Board may notify the relevant Shareholder (for the purposes of this Clause 9, the “Defaulting Shareholder”) that a breach of the transfer provisions of this Agreement is deemed to have occurred, whereupon:

9.4.1.	the Company shall refuse to register any transfer of the Relevant Shares;

9.4.2.	the Relevant Shares shall cease to confer on the holder thereof (or any proxy thereof) any rights:

(i)	to vote (whether on a show of hands or on a poll and whether exercisable at a general meeting of the Company or at a separate meeting of the class in question); or

(ii)	to receive dividends or other distributions (other than the issue price of the Relevant Shares upon a return of capital),

otherwise attaching to the Relevant Shares or to any further Shares issued pursuant to the exercise of a right attaching to the Relevant Shares or in pursuance of an offer made to the relevant holder; and

9.4.3.	the Defaulting Shareholder may be required at any time following such notice to transfer (or procure the transfer of) some or all of the Relevant Shares to such person(s) at a price determined by the Board.

The rights referred to in Clause 9.4.2 may be reinstated by the Board or, if earlier, upon the completion of the transfer of the Relevant Shares as contemplated by Clause 9.4.3. The expression “Relevant Shares” shall mean the Shares which the Defaulting Shareholder holds or to which he/she/it is entitled and any Shares formerly held by him/her/it which have been transferred in breach of Clause 9.

9.5.	Each Shareholder hereby irrevocably appoints the Company as his attorney (with the power to appoint any member of the Board as a substitute and to delegate to that substitute all or any powers hereby conferred, other than this power of substitution, as if he/she/it had been originally appointed by this Power of Attorney) to give effect to the provisions of this Clause 9.

10	Permitted transfers

10.1.	Notwithstanding the provisions of Clause 9 (but provided always that no transfer may be made to any person that is a Restricted Person):

10.1.1.	the Company shall be permitted at any time, in accordance with the Act and these Articles, to acquire Shares held by any Shareholder as agreed between the Company and such Shareholder from time to time (including any Shares acquired from BHP following service of a Compliance Notice (as defined in Schedule 4 (BHP Arrangements)) in accordance with paragraph 7 of Schedule 4 (BHP Arrangements));

10.1.2.	any Shareholder may transfer any or all of its Shares to any Permitted Transferee;

10.1.3.	any Shareholder (and the executors to the estate of any Shareholder) may transfer any Share at any time to another Shareholder under their will or as a result of intestacy Law;

10.1.4.	any Shareholder may transfer any Shares at any time to any person subject to a prior special resolution of the Company being passed; and

10.1.5.	any Shareholder holding Shares as a result of a transfer made after the date of this Agreement by a person in relation to whom such Shareholder was a Permitted Transferee under the provisions of this Clause 10 may at any time transfer any Share to the person who originally transferred such Shares (or to any other Permitted Transferee of such original transferor) to them, each a “Permitted Transfer”.

10.2.	Subject to Clause 9.4, the Company shall be obliged to register any transfer made pursuant to the above provisions.

11	Pre-emption on issue

11.1.	Unless otherwise agreed by special resolution, all Shares which the Company proposes to allot shall first be offered for subscription to the Shareholders (other than any Shareholder who is a Restricted Person) in proportion to the aggregate number of Shares held by them at that time pari passu and pro rata in all respects. Such offer shall be made by notice in writing specifying the maximum number of Shares to which the relevant holder is entitled and a time (being not less than 20 Business Days) within which the offer (if not accepted) will be deemed to have been declined. The offer may be accepted in whole or in part. After the expiration of such time, or upon receipt by the Company of an acceptance or refusal of every offer so made, the Board shall be entitled to allot and issue any Shares so offered, but subject always to Clauses 11.3, 11.4 and 11.5.

11.2.	Sections 561(1) and 562(1) to (5) (inclusive) of the Act shall not apply to an allotment of Shares made by the Company.

11.3.	It shall be a condition precedent of the completion of any allotment of Shares or shares in any Group Company to any employee Shareholder that such employee Shareholder shall:

11.3.1.	enter into an election with his employer pursuant to section 431(1) Income Tax (Earnings and Pensions) Act 2003; and

11.3.2.	enter into a form of indemnity reasonably satisfactory to the Board, pursuant to which he shall indemnify and keep indemnified the relevant Group Company against any amount for which any Group Company becomes liable to account to HM Revenue & Customs under PAYE in respect of income tax and employees’ national insurance contributions.

11.4.	Save in respect of Shares allotted under: (i) the outstanding restricted option award in favour of Chris Showalter; or (ii) the Option Plan, it shall be a condition precedent of the completion of any allotment of Shares that the relevant allottee first undertakes, by execution of a deed of adherence substantially in the form attached as Schedule 2 (Deed of Adherence), to be bound by all of the relevant terms and conditions of this Agreement unless it is already bound by all of the relevant terms and conditions of this Agreement.

11.5.	Notwithstanding any other provision of this Agreement, no Shares may be issued by the Company to any person that is a Restricted Person.

12	Pre-emption on sale or transfer

12.1.	Subject always to Clauses 8.2 and 36.3 and Schedule 4 (BHP Arrangements), and save in respect of any transfer of Shares to a Permitted Transferee pursuant to Clause 10 or a transfer of Shares pursuant to Clause 13 or Clause 14 or where this Clause 12 has been disapplied or modified by special resolution, no Shareholder may transfer or agree to transfer any of its Shares prior to a Listing Transaction without first giving notice in writing of the wish of such Shareholder (the “Vendor”) to the Company (the “Transfer Notice”).

12.2.	Each Transfer Notice shall:

12.2.1.	relate to Shares owned by the Vendor (the “Sale Shares”);

12.2.2.	specify the third party to whom the Vendor wishes to transfer the Sale Shares (the “Pre-emption Buyer”)

12.2.3.	specify the consideration per Share (the “Sale Price”) offered by the Pre-emption Buyer and any other material terms applicable to such intended transfer (including the intended completion date of the transfer of the Sale Shares and any Permitted Regulatory Conditions);

12.2.4.	be deemed to constitute the Company as the Vendor’s agent for the sale of the Sale Shares at the Sale Price in the manner prescribed by this Clause 12; and

12.2.5.	not be varied or cancelled without the consent of the Shareholders.

12.3.	The Company shall, within 10 days of receipt of a Transfer Notice, offer for purchase at the Sale Price the Sale Shares, by notice in writing to the other Shareholders parz passu and pro rata (the “Pre-emption Notice”) and invite the other Shareholders to state within 14 days of the date of despatch of the Pre-emption Notice whether they are willing to purchase all or some of the Sale Shares.

12.4.	If any other Shareholder(s) shall, within 14 days of the date of despatch of the Pre-emption Notice, apply for some or all of the Sale Shares, the Company shall allocate such Sale Shares to any such Shareholder(s). If none or some only of the Sale Shares are so allocated, the remaining provisions of this Clause 12 shall have effect as if references to Sale Shares shall mean those not allocated in accordance with this Clause 12.

12.5.	An allocation of Sale Shares made by the Company pursuant to Clause 12.4 shall constitute the acceptance by the person to whom they are allocated of the offer to purchase those Sale Shares on the terms offered to them except for any Permitted Regulatory Conditions in respect of the Shareholder accepting the offer of the Sale Shares in the Pre-emption Notice.

12.6.	The Company shall forthwith upon allocating any Sale Shares, give notice in writing (a “Sale Notice”) to the Vendor and to the other Shareholders of the allocation and the aggregate price payable therefor. Completion of the sale and purchase of the Sale Shares in accordance with the Sale Notice shall take place on a date specified by the Vendor to the other Shareholders, which shall be within 14 days of the date of the Sale Notice, provided that, if any of the Permitted Regulatory Conditions in respect of any Shareholder who has accepted the offer contained in the Pre-emption Notice are not met prior to such date, such date shall be adjusted in respect of such Shareholder so as to in any event be no earlier than 10 Business Days after satisfaction of such Permitted Regulatory Conditions.

12.7.	For the avoidance of doubt, following the operation of the provisions of this Clause 12, the Vendor shall be at liberty to transfer such Shares to the relevant third party for no less than the Sale Price and otherwise on the terms specified in the Transfer Notice, if:

12.7.1.	the other Shareholders do not apply for the remaining Sale Shares in accordance with Clause 12.4 within 14 days following the expiry of the 14 day period referred to in Clause 12.4; or

12.7.2.	any other Shareholder fails to pay the aggregate purchase price payable therefor on completion.

12.8.	The provisions of this Clause 12 shall be subject to Clause 36.3 and Schedule 4 (BHP Arrangements) and shall not apply to any Permitted Transfer pursuant to Clause 10.

13	Tag-Along Rights

13.1.	Subject to Clause 36.3 and Schedule 4 (BHP Arrangements), the provisions of Clauses 13.2 to 13.5 inclusive shall apply if, in one or a series of related transactions, one or more members (each a “Seller”) proposes to transfer any Shares (“Proposed Transfer”) which would, if carried out, result in any person (“Buyer”), and any person acting in concert with the Buyer, (acting in concert being construed in these articles in accordance with the City Code on Takeovers and Mergers), acquiring (whether directly or indirectly) interests in more than [***]% of the voting rights of the Shares.

13.2.	Before making a Proposed Transfer, a Seller shall procure that the Buyer makes an offer (the “Offer”) to:

13.2.1.	all the other members to purchase all of the Shares held by them;

13.2.2.	all the holders of any existing options or warrants to acquire Shares (granted by the Company or under any Share option or warrant arrangements established by the Company) that are already capable of exercise or that are expected to become capable of exercise before the Proposed Transfer, to purchase any Shares acquired on the exercise of options or warrants at any time before the Proposed Transfer; and

13.2.3.	all the holders of any securities of the Company that are convertible into Shares (“Convertible Securities”), to purchase any Shares arising from the conversion of such Convertible Securities at any time before the Proposed Transfer, for a consideration per Share that is at least equal to the highest consideration per Share offered or paid by the Buyer, or any person acting in concert with the Buyer, in the Proposed Transfer or in any related previous transaction in the 12 months preceding the date of the Proposed Transfer.

13.3.	The Offer shall be given by written notice (the “Offer Notice”), at least 20 Business Days (the “Offer Period”) before the proposed sale date (the “Sale Date”). To the extent not described in any accompanying documents, the Offer Notice shall set out:

13.3.1.	the identity of the Buyer;

13.3.2.	the purchase price and other terms and conditions of payment;

13.3.3.	the Sale Date; and

13.3.4.	the number of Shares proposed to be purchased by the Buyer (“Offer Shares”).

13.4.	If the Buyer fails to make the Offer to all of the persons listed in Clause 13.2 in accordance with Clause 13.1 and Clause 13.3, the Seller shall not be entitled to complete the Proposed Transfer and the Company shall not register any transfer of Shares effected in accordance with the Proposed Transfer.

13.5.	If the Offer is accepted by any member (“Accepting Shareholder”) within the Offer Period, the completion of the Proposed Transfer shall be conditional on completion of the purchase of all the Offer Shares held by Accepting Shareholders.

13.6.	The provisions of this Clause 13 shall not apply to any Permitted Transfer pursuant to Clause 10.

14	Drag-Along Rights

14.1.	Notwithstanding Clauses 12 and 13, if members together holding [***]% of the voting rights or more of the Shares in issue for the time being (“Selling Shareholders”) wish to transfer all of their interests in such Shares (“Sellers’ Shares”) to a bona fide purchaser (other than a Restricted Person) on arm’s length terms (“Proposed Buyer”), the Selling Shareholders may require all other members (“Called Shareholders”) to sell and transfer all their Shares to the Proposed Buyer (or as the Proposed Buyer directs, provided that such direction does not relate to a Restricted Person) in accordance with the provisions of this Clause 14 (“Drag Along Option”).

14.2.	The Selling Shareholders may exercise the Drag Along Option by giving written notice to that effect (“Drag Along Notice”) at any time before the transfer of the Sellers’ Shares to the Proposed Buyer. The Drag Along Notice shall specify:

14.2.1.	that the Called Shareholders are required to transfer all their Shares (“Called Shares”) pursuant to this Clause 14;

14.2.2.	the person to whom the Called Shares are to be transferred;

14.2.3.	the consideration payable for the Called Shares which shall, for each Called Share, be an amount at least equal to the consideration per Share offered by the Proposed Buyer for the Sellers’ Shares; and

14.2.4.	the proposed date of the transfer.

14.3.	Once issued, a Drag Along Notice shall be irrevocable. However, a Drag Along Notice shall lapse if, for any reason, the Selling Shareholders have not sold the Sellers’ Shares to the Proposed Buyer within 30 Business Days of serving the Drag Along Notice. The Selling Shareholders may serve further Drag Along Notices following the lapse of any particular Drag Along Notice.

14.4.	Completion of the sale of the Called Shares shall take place on the Completion Date. Completion Date means the date proposed for completion of the sale of the Sellers’ Shares unless:

14.4.1.	all of the Called Shareholders and the Selling Shareholders agree otherwise in which case the Completion Date shall be the date agreed in writing by all of the Called Shareholders and the Selling Shareholders; or

14.4.2.	that date is less than 10 Business Days after the date on which the Drag Along Notice is served, in which case the Completion Date shall be the 10th Business Day after service of the Drag Along Notice, provided that, if any of the Permitted Regulatory Conditions in respect of any Called Shareholder are not met prior to such date, such date shall be adjusted in respect of such Called Shareholder so as to in any event be no earlier than 10 Business Days after satisfaction of such Permitted Regulatory Conditions, and provided further that, the Selling Shareholders and the Company shall ensure that no Called Shareholder shall complete the sale of its Called Shares unless the sale of the Sellers’ Shares by the Selling Shareholders to the Proposed Buyer has occurred at the same time or prior to the sale of any Called Shares.

14.5.	On or before the Completion Date, the Called Shareholders shall deliver stock transfer forms for the Called Shares, together with the relevant share certificates (or a suitable indemnity for any lost share certificates) to the Company. On the Completion Date, the Proposed Buyer shall pay the Called Shareholders, the consideration they are due for their Shares pursuant to Clause 14.2.3.

14.6.	If any Called Shareholder does not, on or before the Completion Date, execute and deliver (in accordance with Clause 14.5) transfer(s) in respect of all of the Called Shares held by it, each defaulting Called Shareholder shall be deemed to have irrevocably appointed any person nominated for the purpose by the Selling Shareholders to be its agent and attorney to execute all necessary transfer(s) and give title and capacity warranties on its behalf, against receipt of the consideration payable for the Called Shares, to deliver such transfer(s) to the Proposed Buyer (or as it may direct) as the holder thereof. After the Proposed Buyer (or its nominee) has been registered as the holder, the validity of such proceedings shall not be questioned by any such person. Failure to produce a share certificate shall not impede the registration of Shares under this Clause 14.

14.7.	Following the issue of a Drag Along Notice, upon any person exercising a pre-existing option to acquire Shares in the Company or exercising a conversion right in respect of any convertible security of the Company (a “New Shareholder”), a Drag Along Notice shall be deemed to have been served on the New Shareholder on the same terms as the previous Drag Along Notice. The New Shareholder shall then be bound to sell and transfer all Shares acquired by it to the Proposed Buyer (or as the Proposed Buyer may direct) and the provisions of this Clause 14 shall apply with the necessary changes to the New Shareholder, except that completion of the sale of the Shares shall take place on the Completion Date or immediately upon the New Shareholder becoming a member of the Company, if later.

15	Warranties

15.1.	KL hereby represents and warrants to the other Investors that except as disclosed in writing prior to the execution of this Agreement:

15.1.1.	the Company has been duly incorporated and the information set out in this Agreement is true and accurate;

15.1.2.	no share or loan capital of the Company is under option or agreed to be put under option save for (i) the outstanding restricted option award in favour of Chris Showalter; and (ii) the options under the Option Plan; and

15.1.3.	all returns, particulars, resolutions and other documents required to be filed with any registry or other authority by the Company have been duly filed and compliance has been made with all legal requirements in connection with the formation of the Company and all issues of Shares.

16	Listing Transaction

The parties acknowledge their intention to work towards a Listing Transaction and, on a Listing Transaction and save as otherwise agreed between a Shareholder and the Company, each such party agrees to take all actions necessary (or which are determined by the Company (acting reasonably) to be necessary) or appropriate to implement the conversion of the Company into a public company and/or restructure one or more members of the Group prior to the Listing Transaction including exchanging any Shares it holds for new shares in a new holding company incorporated for the purpose of a Listing Transaction. Any such exchange or other transfers in respect of the Shares shall, notwithstanding anything to the contrary in this Agreement, be permitted (except to the extent such exchange or transfer is with or to a Restricted Person).

17	Compliance and Enforcement of Group Company Rights

17.1.	Each of the Shareholders shall procure that the Company shall take all steps necessary to comply with the terms hereof and shall procure the passing of all resolutions at meetings of the Board and of the members of the Company and the taking of all steps necessary to ensure performance of the terms hereof by the Company.

17.2.	The Shareholders agree that any right which any Group Company may have against any Shareholder (or person Connected with a Shareholder) or any obligation owed to a Group Company by any Shareholder (or person Connected with a Shareholder) shall be dealt with by the directors of the relevant Group Company nominated by the other Shareholders. Such directors will have full authority to exercise such rights on behalf of the relevant Group Company and the Shareholders expressly undertake to take all steps within their power to give effect to the provisions of this Clause 17.

18	Duration

18.1.	This Agreement shall continue in full force and effect until the first to occur of the following:

18.1.1.	the termination of this Agreement by the parties;

18.1.2.	one party owning all of the Shares;

18.1.3.	a Listing Transaction; or

18.1.4.	the commencement of the Company’s winding-up.

18.2.	Termination of this Agreement shall be without prejudice to any liability or obligation in respect of any matters, undertakings or conditions which shall not have been observed or performed by the relevant party prior to such termination.

18.3.	Notwithstanding Clause 18.1, this Agreement shall cease to have effect as regards any Shareholder who ceases to hold or be the beneficial owner of any Shares (such that the terms of this Agreement may subsequently be varied without the consent of such Shareholder), provided that such Shareholder has complied with Clause 9.1 and (where applicable) the transferee of such Shareholder’s Shares has entered into a deed of adherence substantially in the form attached as Schedule 2 (Deed of Adherence).

19	Intellectual Property

19.1.	All intellectual property developed by a Group Company or by any of the Shareholders for a Group Company (before or whilst they are Shareholders or within 18 months of them ceasing to be Shareholders) or in relation to the Group’s Business and/or the Kell Process generally shall be owned exclusively by the relevant Group Company and each Shareholder hereby assigns all of its right title and interest in and to any such intellectual property to the relevant Group Company absolutely and otherwise waives any rights it may have therein in favour of the relevant Group Company.

19.2.	Each Shareholder (following consultation with the Company) and the Company will do all such things as may be reasonably necessary to protect the intellectual property of the Group from time to time, including (without limitation) the confidentiality thereof and applying in the name of the appropriate Group Company for such patents, trademarks or other intellectual property rights capable of registration, as may be commercially reasonable from time to time.

19.3.	Each party will procure that its subsidiaries (if any) and each person Connected with it shall comply with the provisions of this Clause 19 as though they were a party to this Agreement and a Shareholder.

20	Conflict

In the event of any conflict between the terms of this Agreement and the Constitution, the terms of this Agreement shall prevail and the Shareholders shall procure the adoption of any necessary amendment to the Constitution. This Clause 20 will not bind the Company.

21	Further assurance

21.1.	Each party agrees that in exercising its respective rights or performing its respective obligations under this Agreement or any other agreement between it and the Group it shall at all times act in the utmost good faith towards the other Shareholders and the Group having regard to the Business, and will treat each other Shareholder fairly under the terms of this Agreement.

21.2.	Each party will do all things necessary and desirable to give effect to the spirit and intention of this Agreement. Each party will promptly execute and deliver all such documents, and do all such things, as the other party may from time to time reasonably require for the purpose of giving full effect to the provisions of this Agreement.

22	Confidentiality

22.1.	Each party shall keep confidential the existence and terms of this Agreement and all information received or obtained as a result of negotiating, preparing, executing, performing or implementing it which relates to the Business or any of the other parties or any agent or sub-contractor acting on any such other party’s behalf.

22.2.	Notwithstanding the other provisions of this Clause 22 (other than Clause 22.3), any party may, after consultation with the other parties wherever practicable, disclose confidential information if and to the extent such disclosure is:

22.2.1.	required by Law;

22.2.2.	required by any regulatory or governmental or other authority with relevant powers to which that party is subject or submits (whether or not the authority has the force of Law), including any stock exchange on which the shares of a party or its direct or indirect holding company are listed or are intended to be listed;

22.2.3.	required to vest the full benefit of this Agreement in that party or to enforce any of the rights of that party in this Agreement;

22.2.4.	required by its professional advisers in order that they may properly provide their services (and subject always to similar duties of confidentiality);

22.2.5.	that information is in or has come into the public domain through no fault of that party;

22.2.6.	the other parties have given prior written consent to such disclosure;

22.2.7.	necessary or desirable for any financing of the Company; or

22.2.8.	necessary to obtain any relevant tax clearances from any appropriate tax authority.

22.3.	The provisions of this Clause 22 shall supersede and extinguish any other agreement between the parties relating to the subject matter of this Clause 22.

23	Release of Liability.

Notwithstanding any other provision in this Agreement, any party may at its absolute discretion, in whole or in part, release, compound or compromise, or grant time or indulgence to any other party for any liability under this Agreement without affecting its rights against such other party under the same or any other liability.

24	Waiver

24.1.	A waiver of any right, power, privilege or remedy provided by this Agreement must be in writing and may be given subject to any conditions thought fit by the grantor. For the avoidance of doubt, any omission to exercise, or delay in exercising, any right, power, privilege or remedy provided by this Agreement shall not constitute a waiver of that or any other right, power, privilege or remedy.

24.2.	A waiver by a party of any right, power, privilege or remedy provided by this Agreement shall not constitute a continuing waiver by such party of the right, power, privilege or remedy waived or a waiver of any other right, power, privilege or remedy, and shall not constitute a waiver of any other breach or default by any other party.

24.3.	Any single or partial exercise of any right, power, privilege or remedy arising under this Agreement shall not preclude or impair any other or further exercise of that or any other right, power, privilege or remedy.

25	Entire Agreement

25.1.	This Agreement and the documents referred to or incorporated in it constitute the entire agreement between the parties relating to the subject matter of this Agreement and supersede and extinguish any prior drafts, agreements, undertakings, representations, warranties and arrangements of any nature whatsoever, whether or not in writing, between the parties in relation to the subject matter of this Agreement.

25.2.	Each of the parties acknowledges and agrees that it has not entered into this Agreement in reliance on any statement or representation of any person (whether a party to this Agreement or not) other than as expressly incorporated in this Agreement and the Subscription Agreement.

25.3.	Each of the parties acknowledges and agrees that the only cause of action available to it under the terms of this Agreement shall be for breach of contract.

25.4.	Nothing contained in this Agreement or in any other document referred to or incorporated in it shall be read or construed as excluding any liability or remedy as a result of fraud.

26	Variation

26.1.	Subject to Clause 26.2, any variation of this Agreement is valid only if it is in writing and signed by or on behalf of Shareholders representing at least [***]% of the voting rights of the Shares.

26.2.	Notwithstanding Clause 26.1, any variation to Clauses 7, 8, 10, 16, 26, 28, 36, Schedule 4 (BHP Arrangements) and/or the definition of Anti-Corruption Laws, BHP, BHP Group, Law, Permitted Transferee, Permitted Transfer, Restricted Person, Sanctioned Party or Sanctions Laws (or any other Clause or Schedule to such extent and for so long as it may be necessary to give effect to the rights and obligations embodied in the aforementioned Clauses, Schedule and definitions) of this Agreement is valid only if it is in writing and signed by or on behalf of:

26.2.1.	Shareholders representing at least [***]% of the voting rights of the Shares; and

26.2.2.	BHP.

27	No Partnership

Nothing in this Agreement is intended to or shall be construed as establishing or implying any partnership of any kind between the parties. No party shall have any authority to act in the name, or on behalf of, or otherwise to commit or bind any other party in any way whatsoever (including but not limited to the making of any representation or warranty, the assumption of any obligation or liability and the exercise of any right or power), without in each case obtaining the prior written consent of the other parties.

28	Assignment and Transfer

28.1.	No party may, without the written agreement of the other parties:

28.1.1.	assign any of its rights under this Agreement;

28.1.2.	transfer any of its obligations under this Agreement;

28.1.3.	sub-contract or delegate any of its obligations under this Agreement; or

28.1.4.	charge or deal in any other manner with this Agreement or any of its rights or obligations,

provided always that BHP may without the consent of any other party, assign, transfer or otherwise novate, to any member of the BHP Group the whole or any part of this Agreement subject to the fact that any such transferee shall not be entitled to receive under this Agreement any greater amount than that to which the transferring party would have been entitled.

28.2.	Any purported assignment, transfer, sub-contracting, delegation, charging or dealing in contravention of this Clause 28 shall be ineffective.

28.3.	This Agreement is personal to each party and is entered into by each party for its own benefit and not for the benefit of another third person or party.

29	Costs and expenses

Except as otherwise agreed in writing by the parties, each party shall pay its own costs and expenses in relation to the negotiation, preparation, execution, performance and implementation of this Agreement and each document referred to in it and other agreements forming part of the transaction, save that this Clause 29 shall not prejudice the right of either party to seek to recover its costs in any litigation or dispute resolution procedure which may arise out of this Agreement.

30	Notices

30.1.	Any communication to be given in connection with this Agreement shall be in writing in English except where expressly provided otherwise and shall be delivered by hand or by commercial courier and by email. Such communication shall be sent to the address of the relevant party referred to in this Agreement set out above or to such other address as may previously have been communicated to the other parties in accordance with this Clause 30 (including any email address provided to the Company from time to time).

30.2.	A communication sent according to this Clause 30 shall be deemed to have been served:

30.2.1.	if delivered by hand at the address referred to in this Clause 30 at the time of delivery; and

30.2.2.	if sent by email at the time of completion of successful transmission by the sender.

30.3.	If, under the preceding provisions of this Clause 30, a communication would otherwise be deemed to have been delivered outside normal business hours in the place of receipt (being 9:30 a.m. to 5:30 p.m. on a Business Day) it shall be deemed to have been received at 9:30am on the next Business Day.

30.4.	In proving receipt of the communication, it shall be sufficient to show that delivery by hand was made or that the email was transmitted and an error response was not received.

30.5.	A party shall notify the other parties to this Agreement in writing of a change to any of its details set out in this Clause 30 provided that such notification shall only be effective:

30.5.1.	on the date specified in the notification as the date on which the change is to take place; or

30.5.2.	if no date is specified (or if the date specified is less than five clear Business Days after the date on which notice is deemed to have been served), five clear Business Days after notice of any such change is deemed to have been given.

30.6.	For the avoidance of doubt, the parties agree that the provisions of this Clause 30 shall not apply in relation to the service of any claim form, application notice, order, judgment or other document relating to or in connection with any proceeding, suit or action arising out of or in connection with this Agreement.

31	Third party rights

No person other than the parties hereto, including any other part who by entering into a deed of adherence in the form set out in Schedule 2 (Deed of Adherence) agrees to be bound by the terms of this Agreement, shall have any right to rely on or enforce the provision of this Agreement whether by virtue of the English Contracts (Rights of Third Parties) Act 1999 or otherwise.

32	Counterparts

This Agreement may be executed in any number of counterparts, each of which shall constitute an original, and all the counterparts shall together constitute one and the same agreement.

33	Headings

Clause and paragraph headings and the table of contents are inserted for ease of reference only and shall not affect construction.

34	Governing law and jurisdiction

This Agreement is governed by and is to be construed in accordance with the laws of England and Wales to the non-exclusive jurisdiction of whose courts the parties hereby submit.

35	Service of process

In the event that any legal action in respect of this Agreement is commenced, the process by which it is commenced may be served on the defendant or, if specified in this Agreement, any other person on its behalf at the place at which and in the manner in which notices may be given to that party.

36	Other

36.1.	Each party shall, in connection with this Agreement and its contemplated activities hereby:

36.1.1.	comply with all Anti-Corruption Laws, Sanctions Laws and applicable anti-money laundering and counter-terrorism financing laws; and

36.1.2.	not engage in any activity or conduct that is prohibited by, inconsistent with or is subject to penalty under Sanctions Laws.

36.2.	Nothing in this Agreement requires a party to take any action or refrain from taking any action where doing so would be prohibited by, inconsistent with or subject to, penalty under any Anti-Corruption Laws, Sanctions Laws or applicable anti-money laundering or counter terrorism financing laws.

36.3.	For so long as BHP holds Shares in the Company, each party agrees that they shall be bound by and comply with (and shall exercise all voting rights attached to the Shares for the time being owned or controlled by them such that each Group Company complies with) the provisions of Schedule 4 (BHP Arrangements).

SCHEDULE 1

RESERVED MATTERS

SCHEDULE 2
DEED OF ADHERENCE

SCHEDULE 3
KELL PROCESS

SCHEDULE 4

BHP ARRANGEMENTS

IN WITNESS WHEREOF the parties have executed this deed the day and year first before written:

SIGNED as a DEED and DELIVERED by	)	/s/ Chris I. Von Christierson
CHRIS I. VON CHRISTIERSON	)

in the presence of:

Witness
Signature:	/s/ [***]
Name:	[***]
Address:	[***]
[***]
[***]
Occupation:	[***]

SIGNED as a DEED and DELIVERED by	)	/s/ Oliver Amadio
KAMBERG INVESTMENTS LIMITED	)
acting by:	)
Director Oliver Amadio

/s/ JESHAEL REFENER MACÁRIO
Director JESHAEL REFENER MACÁRIO

Acting by:

Directors of Kestrel S.A, sole,

corporate director and being

persons acting under the

authority of the Company

SIGNED as a DEED and DELIVERED by	)	/s/ ANTHONY VON CHRISTIERSON
ANTHONY VON CHRISTIERSON	)

in the presence of:

Witness
Signature:	/s/ [***]
Name:	[***]
Address:	[***]
[***]
[***]
Occupation:	[***]

SIGNED as a DEED and DELIVERED by	)	/s/ Peter T. Smedvig
PETER T. SMEDVIG	)
)

in the presence of:

Witness
Signature:	/s/ [***]
Name:	[***]
Address:	[***]
[***]
[***]
Occupation:	[***]

SIGNED as a DEED and DELIVERED by	)	/s/ Keith Liddell
KEITH LIDDELL	)

in the presence of:

Witness
Signature:	/s/ [***]
Name:	[***]
Address:	[***]
[***]
[***]
Occupation:	[***]

SIGNED as a DEED and DELIVERED by	)	/s/ Shelagh Jane Liddell
SHELAGH JANE LIDDELL	)
)

in the presence of:

Witness
Signature:	/s/ [***]
Name:	[***]
Address:	[***]
[***]
[***]
Occupation:	[***]

SIGNED as a DEED and DELIVERED by	)	/s/ CHARLES LIDDELL
CHARLES LIDDELL	)

in the presence of:

Witness
Signature:	/s/ [***]
Name:	[***]
Address:	[***]
[***]
[***]
Occupation:	[***]

SIGNED as a DEED and DELIVERED by	)	/s/ NATASHA LIDDELL
NATASHA LIDDELL	)
)

in the presence of:

Witness
Signature:	/s/ [***]
Name:	[***]
Address:	[***]
[***]

Occupation:	[***]

SIGNED as a DEED and DELIVERED by	)	/s/ SIMON LIDDELL
SIMON LIDDELL	)

in the presence of:

Witness
Signature:	/s/ [***]
Name:	[***]
Address:	[***]
[***]

Occupation:	[***]

EXECUTED and DELIVERED as a DEED	)	/s/ Oliver Amadio Jesphael Refener Macario
by VARNA HOLDINGS LIMITED	)
acting by:	)
Director OLIVER AMADIO JESHAEL REFENER MACÁRIO For and on behalf of Kestrel S.A., as corporate director in the presence of:

Witness
Signature:	/s/ [***]
Name:	[***]
Address:	[***]
[***]

Occupation:	[***]

SIGNED as a DEED and DELIVERED by	)	/s/ Rupert Pennant Rea
RUPERT PENNANT-REA	)

in the presence of:

Witness
Signature:	/s/ [***]
Name:	[***]
Address:	[***]
[***]
[***]
Occupation:	[***]

SIGNED as a DEED and DELIVERED by	)	/s/ Christopher Showalter
CHRISTOPHER SHOWALTER	)

in the presence of:

Witness
Signature:	/s/ [***]
Name:	[***]
Address:	[***]
[***]

Occupation:	[***]

SIGNED as a DEED and DELIVERED by	)	/s/ Michael Adams
MICHAEL ADAMS	)

in the presence of:

Witness
Signature:	/s/ [***]
Name:	[***]
Address:	[***]
[***]
[***]
Occupation:	[***]

SIGNED as a DEED and DELIVERED by	)	/s/ LISA SMITH
LISA SMITH	)

in the presence of:

Witness
Signature:	/s/ [***]
Name:	[***]
Address:	[***]
[***]

Occupation:	[***]

SIGNED as a DEED and DELIVERED by	)	/s/ CHRISTOPHER MEDWAY
CHRISTOPHER MEDWAY	)

in the presence of:

Witness
Signature:	/s/ [***]
Name:	[***]
Address:	[***]
[***]

Occupation:	[***]

SIGNED as a DEED and DELIVERED by	)	/s/ DUNCAN BULLIVANT
DUNCAN BULLIVANT	)

in the presence of:

Witness
Signature:	/s/ [***]
Name:	[***]
Address:	[***]
[***]
[***]
Occupation:	[***]r

SIGNED as a DEED and DELIVERED by	)	/s/ OLIVER AMADIO
SACCAWA INVESTMENTS LIMITED	)
acting by:		Director OLIVER AMADIO

/s/ JESHAEL REFENER MACÁRIO
Director JESHAEL REFENER MACÁRIO

Acting by:

Directors of Kestrel S.A, sole,

corporate director and being

persons acting under the

authority of the Company

SIGNED as a DEED and DELIVERED by	)	/s/ Jennifer Nance
THE ZIENTS CHILDREN’S TRUST	)

in the presence of:

Witness
Signature:	/s/ [***]
Name:	[***]
Address:	[***]
[***]

Occupation:	[***]

SIGNED as a DEED and DELIVERED by	)	/s/ NICK VON CHRISTIERSON
NICK VON CHRISTIERSON	)

in the presence of:

Witness
Signature:	/s/ [***]
Name:	[***]
Address:	[***]
[***]
[***]
Occupation:	[***]

SIGNED as a DEED and DELIVERED by	)	/s/ NADIA VON CHRISTIERSON
NADIA VON CHRISTIERSON	)

in the presence of:

Witness
Signature:	/s/ [***]
Name:	[***]
Address:	[***]
[***]

Occupation:	[***]

SIGNED as a DEED and DELIVERED by	)	/s/ ILLEGIBLE
POER POER LIMITED	)
acting by:		Director / Authorized Signatory

/s/ ILLEGIBLE
Director / Authorized Signatory

its corporate director, Solon Director Limited

SIGNED as a DEED and DELIVERED by	)	/s/ OLIVER AMADIO
POCHOTE INVESTMENTS LIMITED	)
acting by:		Director OLIVER AMADIO

/s/ JESHAEL REFENER MACÁRIO
Director JESHAEL REFENER MACÁRIO

Acting by:

Directors of Kestrel S.A, sole,

corporate director and being

persons acting under the

authority of the Company

SIGNED as a DEED and DELIVERED by	)	/s/ OLIVER AMADIO
INKABA HOLDINGS LIMITED	)
acting by:		Director OLIVER AMADIO

/s/ JESHAEL REFENER MACÁRIO
Director JESHAEL REFENER MACÁRIO

Acting by:

Directors of Kestrel S.A, sole,

corporate director and being

persons acting under the

authority of the Company

SIGNED as a DEED and DELIVERED by	)	/s/ OLIVER AMADIO
KATSURA INVESTMENTS LIMITED	)
acting by:		Director OLIVER AMADIO

/s/ JESHAEL REFENER MACÁRIO
Director JESHAEL REFENER MACÁRIO

Acting by:

Directors of Kestrel S.A, sole,

corporate director and being

persons acting under the

authority of the Company

SIGNED as a DEED and DELIVERED by	)	/s/ ILLEGIBLE
BHP BILLITON (UK) DDS LIMITED	)
acting by:		Director

/s/ ILLEGIBLE
Director

Acting by:

Directors of Kestrel S.A, sole,

corporate director and being

persons acting under the

authority of the Company

SIGNED as a DEED and DELIVERED by	)	/s/ Christopher Showalter
LIFEZONE HOLDINGS LIMITED	)
acting by:		Director For and on behalf of Whitebridge Limited

in the presence of:

Witness
Signature:	/s/ [***]
Name:	[***]
Address:	[***]
[***]
[***]
Occupation:	[***]

33